SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : November 2, 2001

                         Commission File No.: 333-42640



                         DISCOUNT MORTGAGE SOURCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Texas                                              75-2882833
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                      750 I-30 East, Rockwall, Texas 75087
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  (972)771-3863
                            ------------------------
                            (Issuer telephone number)



                   -------------------------------------------
                   (Former name, if changed since last report)



          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1.       Changes in Control of Registrant.

         On November 2, 2001, the shareholders of Discount Mortgage Source, Inc., a Texas corporation, approved a Stock Exchange Agreement with Endo Networks, Inc., a Canadian corporation, and the Shareholders of Endo Networks, Inc. whereby Discount Mortgage Source, Inc. (hereafter "Discount") issued 9,391,666 shares of the common stock of Discount in exchange for 100% of the issued and outstanding stock of Endo Networks, Inc. Endo Networks, Inc. is now a wholly owned subsidiary of Discount Mortgage, Inc.

         Discount currently has 2,679,300 shares outstanding and will issue the 9,391,666 shares to the shareholders of Endo Networks, Inc. and will then have a total of 12,070,966 shares outstanding. The name of the Registrant will also be changed from Discount Mortgage Source, Inc. to Endo Networks, Inc. and be redomiciled to Nevada. The name change in Texas was delivered to the Secretary of State of the State of Texas on November 5, 2001, and will be filed as soon as the Secretary of State of the State of Texas processes the name change. The redomiciling of the corporation to Nevada will take place as soon as practicable after that time.

         The following table represents shares held by officers, directors or individuals that will hold interests of 5% or more of the outstanding stock of the Company after the Stock Exchange Agreement had been ratified by the shareholders:

Peter B. Day                  Officer and Director    4,577,500 shares    37.9 %
Dean Hiebert                  5% shareholder          2,432,500 shares    20.2 %
Grow 3, Inc.                  5% shareholder            600,000 shares     5.0 %
William S. Best               Officer and Director      575,000 shares     4.8 %
Rea Brothers Ltd.             5% shareholder            600,000 shares     5.0 %
Woodbridge Management, Ltd.   5% shareholder          2,000,000 shares    16.6 %


Item 2.       Acquisition or Disposition of Assets.

         As part of the Stock Exchange Agreement referred to in Item 1 above, all of the assets and liabilities of Endo Networks, Inc. will be consolidated with DISCOUNT. The Company will file a Form 8-K/A with audited financials within 60 days.

         Endo Networks, Inc. (hereafter "Endo") is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across Canada and the United States. Endo also develops application software and client controlled media including television and radio.


Item 4.       Changes in Registrant's Certifying Accountant.

         On November 1, 2001, the client-auditor relationship between Discount Mortgage Source, Inc.(the "Company")and Charles Smith ("Smith") ceased as Smith resigned as the Company's auditor.

         To the knowledge of the Company's current Board of Directors, Smith's report of the financial statements of the Registrant for the period from inception in July 2000 through the fiscal year ended September 30, 2000, and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Company received a going concern opinion for the fiscal year ended September 30, 2000.

         During the audit of the Company's financial statements for the period from inception in July 2000 through the fiscal year ended September 30, 2000, and any related interim period Smith did not have any disagreements with the Company.

      The Company has requested that Smith review the disclosure and he has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.


Item 6.       Resignations of Registrant's Directors.

         As part of the Stock Exchange Agreement referred to in Item 1, C. Michael Kamps, the sole director of Discount resigned and Peter B. Day, Wiliam
S. Best and Wayne Holm were elected as directors at the shareholder meeting on November 2, 2001. The following is a brief summary of the background of the new directors:

PETER B. DAY - Mr. Day attended the University of Toronto from 1989 to 1992 studying English, History and Psychology and attended Humber College in 2000 studying Telecommunications.
Mr. Day work experience follows:
General Manager and Partner in Down Home Satellite Programming, Inc. from 1996 to 1998.
Marketing Director and General Manager for Galaxy Satellite Programming, Inc. from 1998 to 2000.
Vice President and Partner in Streamline Media, Inc., a computer software and web design company from 2000 to present.
Vice President and General Manager for Endo Networks, Inc. from 2000 to present.

WILLIAM S. BEST - Mr. Best received his BA from the University of Toronto in 1982 and received his Chartered Accountant license and became a member of the Canadian Institute of Chartered Accountants in 1985.
Mr. Best worked for The Equion Group Limited from 1995 to 2000 starting as the Vice President and working up to President and CEO, in which capacity he served from 1998 to 2000.
Mr. Best has been the President and CEO of Endo Networks, Inc. since joining them in 2000.

WAYNE HOLM - Mr. Holm attended Simon Frazier University from 1965 to 1970 and played in the Canadian Football League from 1969 to 1974.
Mr. Holm's recent work experience follows:
In 1989 he co-founded Spectra Food Corporation in 1989 and became Vice
President.
Vice President and Co-CEO for The Spectra Group of Great Restaurants, Inc. from 1993 to 1997.
Chairman of the Board for The Spectra Group of Great Restaurants, Inc. from 1997 to 2001, and became President and Chief Operating Officer in 2001.
Mr. Holm also became the Senior Vice President for Branding and Concept Development for Cara Operations Limited in 2000.



Item 7.       Financial Statements and Exhibits.

      (c)   Exhibits:

            Exhibits    Description
            --------    -----------
            10.7        Audited Financial Statements to be filed by amendment in
                        accordance with Regulation S-X by amendment within 60 days.

            16.1        Letter from Charles E. Smith


                        Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto authorized.


                                             DISCOUNT MORTGAGE SOURCE, INC.

         November 6, 2001
                                             /s/ Peter B . Day
                                             ------------------------------
                                                 Peter B. Day
                                                 President